EXHIBIT 32.0 -  CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                OF 2002

In connection with the Annual Report of PPOL, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.

Date: June 25, 2004

                                                     /s/ Nobuo Takada
                                                     -----------------------
                                                     Nobuo Takada
                                                     Chief Executive Officer

                                                     /s/ Yoichi Awagakubo
                                                     -----------------------
                                                     Yoichi Awagakubo
                                                     Chief Financial Officer